--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of report (date of earliest event reported): May 12, 2003




                         MARTIN MIDSTREAM PARTNERS L.P.
             (Exact name of Registrant as specified in its charter)


       DELAWARE                   000-50056                  05-0527861
 (State of incorporation    (Commission file number)      (I.R.S. employer
    or organization)                                   identification number)



                4200 STONE ROAD
                 KILGORE, TEXAS                              75662
      (Address of principal executive offices)            (Zip code)



       Registrant's telephone number, including area code: (903) 983-6200


--------------------------------------------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS

         Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit referenced below and the information set forth therein are deemed to be furnished pursuant to Item 9 and Item 12 hereof and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

EXHIBIT
NUMBER         DESCRIPTION
------         -----------
99.1           --    Press release dated May 12, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

         The following information is being furnished under Item 9 and, in accordance with Securities and Exchange Commission Release No. 33-8126, under
Item 12, "Results of Operations and Financial Condition", by being presented under Item 9.

         On May 12, 2003, Martin Midstream Partners L.P. (the "Partnership") issued a press release reporting its results for the quarter ended March 31, 2003. A copy of the press release is included as Exhibit 99.1 to this Current Report and will be published on the Partnership's website at http://www.martinmidstream.com.

         On May 13, 2003, at 8:00 a.m. Central Time, the Partnership will hold a telephone conference to disclose the Partnership's results for the first quarter ended March 31, 2003.

         Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release attached as Exhibit 99.1 is deemed to be furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MARTIN MIDSTREAM PARTNERS L.P.

                                 By:  Martin Midstream GP LLC
                                 Its: General Partner


Date:  May 12, 2003        By: /s/ ROBERT D. BONDURANT
                              -------------------------------------------------
                                   Robert D. Bondurant,
                                   Executive Vice President and
                                   Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER             DESCRIPTION
------             -----------
99.1               --    Press release dated May 12, 2003.